UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 24, 2011
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On May 24, 2011, the Board of Directors of Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), authorized a stock repurchase plan providing for the repurchase of up to $30 million of the Company's common stock. The timing, price and volume of repurchases will be based on market conditions, relevant securities laws and other factors. The stock repurchases may be made from time to time, through solicited or unsolicited transactions in the open market, in privately negotiated transactions or pursuant to a Rule 10b5-1 plan. The program may be discontinued or amended at any time.
A copy of the Company's press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following is filed as an exhibit to this report:

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated May 25, 2011.

SIGNATURE(S)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: May 25, 2011	By:	/s/ Stacy Loretz-Congdon
	Name:	Stacy Loretz-Congdon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated May 25, 2011.

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